UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2007

Netsmart Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-21177	13-3680154
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File No.)	Identification No.)

3500 Sunrise Highway, Great River, New York 11739

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (631) 968-2000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 15, 2007, the Registrant issued a press release concerning a decision by the Delaware Court of Chancery in the matter entitled In Re Netsmart Technologies, Inc. Shareholders Litigation.

A copy of the press release is filed as an exhibit hereto.

On March 19, 2007, the Court issued an order rejecting plaintiffs’ challenges to Registrant’s supplemental proxy material, consisting of certain financial projections and the text of the Court’s decision (the “Proxy Materials”).  In accordance with the Court’s decision, on March 19, 2007, the Registrant commenced the mailing to its stockholders of the Proxy Materials.  Accordingly, the stockholder vote on the merger shall take place as originally scheduled, on April 5, 2007.

A copy of the Proxy Materials is filed as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1  Press Release

99.2  Proxy Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2007	Netsmart Technologies, Inc.

/s/ ANTHONY F. GRISANTI
Anthony F. Grisanti
Chief Financial Officer
(Principal Financial Officer)